UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2025 (July 16, 2025)

SILVER PEGASUS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-42743	98-1795957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2445 Augustine Dr., STE 150

Santa Clara, CA 95054

(Address of principal executive offices, including zip code)

(408) 734-6022

Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one Right	SPEGU	The Nasdaq Stock Market, LLC

Class A ordinary share, par value $0.0001 per share	SPEG	The Nasdaq Stock Market, LLC

Right - each right entitles the holder thereof to receive one-tenth (1/10) of one Class A ordinary share	SPEGR	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed on a Current Report on Form 8-K dated July 16, 2025, Silver Pegasus Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 11,500,000 units (the “Units”), which includes full exercise of the underwriters’ over-allotment option to purchase 1,500,000 additional Units. Each Unit consists of one Class A ordinary share, $0.0001 par value (“Class A Share”) and one right to receive one-tenth (1/10) of one Class A Share upon the consummation of an initial business combination. The Units were sold at a price of $10.00 per Unit, generating aggregate gross proceeds to the Company of $115,000,000.

Simultaneously with the closing of the IPO, the Company completed the private sale of an aggregate of 3,250,000 private placement warrants (the “Private Warrants ”), at a purchase price of $1.00 per Private Warrant, consisting of 2,250.,000 Class B.1 Private Warrants and 1,000,000 Class B.2 Private Warrants, of which 1,000,000 Class B.1 Private Warrants and 1,000,000 Class B.2 Private Warrants were sold to the Sponsor and 1,250,000 Class B.1 Private Warrants were sold to Roth, generating gross proceeds to the Company of $3,250,000.

As of July 16, 2025, a total of $115,000,000 of the net proceeds from the IPO and the Private Placement was deposited in a trust account established for the benefit of the Company’s public shareholders.

An audited balance sheet as of July 16, 2025 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement is included with this report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Balance Sheet dated July 16, 2025

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVER PEGASUS ACQUISITION CORP.

	By:	/s/ Cesar Johnston
		Name:	Cesar Johnston
		Title:	President and Chief Executive Officer

Dated: July 22, 2025

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